Exhibit 99.1
LIMITED WAIVER

Dated as of April 14, 2009
Deutsche Bank Trust Company Americas,
as Administrative Agent under the
Credit Agreement referred to below
60 Wall Street
New York, New York 10005
Re:   Grubb & Ellis Company Credit Facility
Ladies and Gentlemen:
     Reference is made to the Second Amended and Restated Credit Agreement dated as of December 7, 2007 (as amended, restated, supplemented or otherwise modified to date, the “Credit Agreement”) by and among Grubb & Ellis Company (the “Borrower”), the guarantors named therein (the “Guarantors”), Deutsche Bank Trust Company Americas, as a lender and as administrative agent (the “Administrative Agent”), the financial institutions identified therein as lender parties (the “Lender Parties”), Deutsche Bank Trust Company Americas, as syndication agent, and Deutsche Bank Securities Inc., as sole book running manager and sole lead arranger. Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Credit Agreement.
     The Borrower has requested that the Administrative Agent and the Lender Parties waive compliance by the Loan Parties with the provisions of Section 5.01(s) of the Credit Agreement (addressing the sale of assets) and Section 5.03(b) of the Credit Agreement (addressing delivery of the annual audit report and audited financial statements accompanied by an auditor opinion acceptable to the Required Lenders) solely with respect to the time period from the date of this Limited Waiver through April 28, 2009 (the “Waiver Period”). Subject to the terms and conditions of this Limited Waiver, the Administrative Agent and the Lender Parties are willing to agree to waive such compliance during the Waiver Period.
     At the request of the Borrower, and in consideration of the mutual undertakings herein expressed, the Administrative Agent and the Lender Parties hereby waive compliance by the Loan Parties with the provisions of Sections 5.01(s) and 5.03(b) of the Credit Agreement solely for the duration of the Waiver Period.
     This limited waiver (the “Limited Waiver”) shall become effective as of the date first above written solely when Administrative Agent shall have received (i) counterparts of this Limited Waiver executed by Borrower, Administrative Agent and each Lender Party, or, as to any of such Lender Parties, advice satisfactory to the Administrative Agent that such Lender Party has executed this Limited Waiver and (ii) counterparts of the Consent attached hereto signed by each Guarantor.
     This Limited Waiver shall terminate and cease to be effective from and after the last day of the Waiver Period, and, from and after such date the Loan Parties shall be required to comply with the provisions of Sections 5.01(s) and 5.03(b) of the Credit Agreement precisely as written, without regard to the limited waivers set forth herein.
     The waivers set forth herein shall be limited precisely as written, and nothing in this Limited Waiver shall be deemed to (x) constitute (i) a waiver of any other Default or Event of Default,

(ii) a waiver or amendment of any other term, provision or condition of the Credit Agreement, any of the other Loan Documents or any other instrument or agreement referred to therein, or (iii) a waiver with regard to any matter beyond the expiration of the Waiver Period, or (y) prejudice any right or remedy that the Administrative Agent or any Lender Party may now have or may have in the future under or in connection with the Credit Agreement, the other Loan Documents or any other instrument or agreement referred to in any of them or in equity or at law.
     The Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Limited Waiver and any instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 9.04 of the Credit Agreement.
     On and after the effectiveness of this Limited Waiver, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as affected by this Limited Waiver.
     The Credit Agreement, the Notes and each of the other Loan Documents, except to the extent of the limited waiver specifically provided above, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Limited Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender Party or the Administrative Agent under the Credit Agreement or any of the Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any of the Loan Documents. This Limited Waiver shall constitute a Loan Document. This Limited Waiver shall be deemed to comprise a “written agreement” within the meaning of Section 3 of that certain Pre-Negotiation Agreement dated as of February 27, 2009 among the Administrative Agent, the Borrower and the Guarantors.
     If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning a counterpart of this Limited Waiver to Malcolm K. Montgomery of Shearman & Sterling LLP by facsimile (646-848-7587), with three duplicate originals by overnight courier.
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2

     This Limited Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Limited Waiver by telecopier shall be effective as delivery of a manually executed counterpart of this Limited Waiver.
     This Limited Waiver shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours, BORROWER GRUBB & ELLIS COMPANY
By:	/s/ Richard W. Pehlke
	Name:	Richard W. Pehlke
	Title:	EVP-CFO

(Signatures continued on next page)

Agreed as of the date first above written:
DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Administrative Agent and a Lender

By:	/s/ James Rolison
Name: James Rolison
Title: Managing Director

By	/s/ Perry Forman
Name: Perry Forman
Title: Director
(Signatures continued on next page)

KEYBANK, NATIONAL ASSOCIATION,
as a Lender

By	/s/ James T. Freel
Name: James T. Freel
Title: Senior Vice President
(Signatures continued on next page)

JPMORGAN CHASE BANK, N.A.,
as a Lender

By	/s/ Michael J. Burke
Name: Michael J. Burke
Title: SVP
(Signatures continued on next page)

FIFTH THIRD BANK,
as a Lender

By	/s/ Matthew D. Rodgers
Name: Matthew D. Rodgers
Title: Vice President
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CONSENT
Dated as of April 14, 2009
     Each of the undersigned, as a Guarantor under the Guaranty set forth in Article VIII of the Second Amended and Restated Credit Agreement dated as of December 7, 2007 (as amended, restated, supplemented or otherwise modified to date), in favor of the Administrative Agent, for its benefit and the benefit of the Lender Parties party to the Credit Agreement, hereby consents to such Limited Waiver and hereby confirms and agrees that notwithstanding the effectiveness of such Limited Waiver, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects

GUARANTORS: GRUBB & ELLIS AFFILIATES, INC.
By	/s/ Richard W. Pehlke
	Name:	Richard W. Pehlke
	Title:	CFO

GRUBB & ELLIS AFFILIATES, INC.
By	/s/ Richard W. Pehlke
	Name:	Richard W. Pehlke
	Title:	CFO

GRUBB & ELLIS MANAGEMENT SERVICES, INC.
By	/s/ Richard W. Pehlke
	Name:	Richard W. Pehlke
	Title:	CFO

GRUBB & ELLIS OF ARIZONA, INC.
By	/s/ Richard W. Pehlke
	Name:	Richard W. Pehlke
	Title:	CFO

GRUBB & ELLIS ASSET SERVICES COMPANY
By	/s/ Richard W. Pehlke
	Name:	Richard W. Pehlke
	Title:	CFO

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C-1

GRUBB & ELLIS CONSULTING SERVICES COMPANY
By	/s/ Richard W. Pehlke
	Name:	Richard W. Pehlke
	Title:	CFO

GRUBB & ELLIS INSTITUTIONAL PROPERTIES, INC.
By	/s/ Richard W. Pehlke
	Name:	Richard W. Pehlke
	Title:	CFO

GRUBB & ELLIS OF MICHIGAN, INC.
By	/s/ Richard W. Pehlke
	Name:	Richard W. Pehlke
	Title:	CFO

GRUBB & ELLIS MORTGAGE GROUP, INC.
By	/s/ Richard W. Pehlke
	Name:	Richard W. Pehlke
	Title:	CFO

GRUBB & ELLIS OF NEVADA, INC.
By	/s/ Richard W. Pehlke
	Name:	Richard W. Pehlke
	Title:	CFO

GRUBB & ELLIS NEW YORK, INC.
By	/s/ Richard W. Pehlke
	Name:	Richard W. Pehlke
	Title:	CFO

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C-2

GRUBB & ELLIS ADVISERS OF CALIFORNIA, INC.
By	/s/ Richard W. Pehlke
	Name:	Richard W. Pehlke
	Title:	CFO

GRUBB & ELLIS SOUTHEAST PARTNERS, INC.
By	/s/ Richard W. Pehlke
	Name:	Richard W. Pehlke
	Title:	CFO

HSM INC.
By	/s/ Richard W. Pehlke
	Name:	Richard W. Pehlke
	Title:	CFO

WM. A. WHITE/GRUBB & ELLIS INC.
By	/s/ Richard W. Pehlke
	Name:	Richard W. Pehlke
	Title:	CFO

LANDAUER HOSPITALITY INTERNATIONAL, INC.
By	/s/ Richard W. Pehlke
	Name:	Richard W. Pehlke
	Title:	CFO

LANDAUER SECURITIES, INC.
By	/s/ Richard W. Pehlke
	Name:	Richard W. Pehlke
	Title:	CFO

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GRUBB & ELLIS MANAGEMENT SERVICES OF MICHIGAN, INC.
By:	/s/ Richard W. Pehlke
	Name:	Richard W. Pehlke
	Title:	CFO

GRUBB & ELLIS EUROPE, INC.
By:	/s/ Richard W. Pehlke
	Name:	Richard W. Pehlke
	Title:	CFO

NNN REALTY ADVISORS, INC.
By:	/s/ Michael Rispoli
	Name:	Michael Rispoli
	Title:	CFO

GRUBB & ELLIS REALTY INVESTORS, LLC
By:	/s/ Michael Rispoli
	Name:	Michael Rispoli
	Title:	CFO

TRIPLE NET PROPERTIES REALTY INC.
By:	/s/ Michael Rispoli
	Name:	Michael Rispoli
	Title:	CFO

GRUBB & ELLIS RESIDENTIAL MANAGEMENT INC.
By:	/s/ Michael Rispoli
	Name:	Michael Rispoli
	Title:	CFO